EXHIBIT 10.21

                                 BIOFIELD CORP.
                             SHARE OPTION AGREEMENT

                                        Date of Grant: As of February 4, 2003
                                        No. of Shares:  _____________________

         1. Grant of Option. Biofield Corp., a Delaware corporation (the "Company"), hereby grants to ___________ (the "Optionee"), the following option (the "Option") to purchase, upon the terms and conditions hereinafter set forth and in the Company's 1996 Stock Option Plan (the "Plan"), an aggregate of _____ shares (subject to adjustment as hereinafter provided) of the Company's common stock, par value $.001 per share (the "Stock") at an exercise price equal to $0.33 per share (the "Exercise Price"). It is understood that the Option is not intended to constitute an incentive stock option as that term is defined in
Section 422A of the Internal Revenue Code of 1986, as amended.

         2. Exercise Period. The Option becomes exercisable on expiry of six months from the date of this agreement and in accordance with the vesting provisions set forth in the Plan, provided the Optionee continues to work for the Company as an employee for four months from the date of this agreement.

                  Notwithstanding the foregoing, so long as the Optionee is an employee of or a consultant to the Company, all unexercisable Options shall become immediately exercisable upon the sale of all or substantially all of the assets of the Company, or upon the merger, consolidation or combination of the Company with another company in which the Company is not the surviving company.

                  Once exercisable, the Option may be exercised by the Optionee in any order, and for any number of shares up to the total number of shares as to which the Option has become exercisable, less the number of shares as to which the Option has previously been exercised, at any time until the termination or expiration of the Option.

                  The Option shall expire and terminate on February 4, 2008.

         3. Procedure for Exercise. The Optionee may exercise the Option in whole or in part, but not as to any fractional shares, by surrender of the Option, properly endorsed if required, at the principal office of the Company, and by delivering by certified check or bank check the aggregate Exercise Price for the number of shares to be purchased pursuant to such exercise. At the time of exercise, the Optionee shall deliver a letter to the Company agreeing that the Optionee is purchasing the Stock for investment purposes and not with a view to distribution otherwise than in compliance with the Securities Act of 1933, and agreeing not to offer to sell, sell or otherwise dispose of any of such shares acquired by the Optionee pursuant to the Option in violation of the Securities Act or any applicable state securities laws. The Stock purchased shall be deemed to be issued to the Optionee on and as of the date on which the Option is surrendered and payment is made for the Stock. Certificates representing the Stock purchased shall be delivered to the Optionee promptly, which usually is within ten days after the rights represented by the Option have been properly exercised. Unless the Option shall have expired or shall have been fully exercised, a new Share Option Agreement in the same form as this Share Option Agreement representing any number of shares for which the Option shall not have been exercised, shall also be delivered to the Optionee within that time.

         4. Shares to be Fully Paid; Reservation. The Company covenants and agrees that when issued and paid for in accordance with the terms of this Share Option Agreement, the shares of common stock underlying the Option shall, on issuance, be fully paid and nonassessable and free from all taxes, liens and charges related to the issuance of the shares. The Company further covenants and agrees that during the period within which the rights represented by the Option may be exercised, the Company shall, at all times, have authorized and reserved for the purpose of issuance or transfer on exercise of the Option a sufficient number of shares subject to the Option to provide for its exercise.

         5. Adjustment of Number of Option Shares. The number of shares purchasable upon the exercise of the Option shall be subject to adjustment if the Company shall (i) pay a dividend in shares of Stock or make a distribution in shares of Stock, (ii) subdivide (by means of stock split or otherwise) its outstanding shares of Stock, (iii) combine or reduce (by means of reverse stock split or otherwise) its outstanding shares of Stock, or (iv) issue by reclassification of its shares of Stock other securities of the Company. The Exercise Price and number of shares issuable upon exercise of the Option immediately prior thereto shall be proportionately adjusted so that the Optionee shall be entitled to receive upon payment of the aggregate Exercise Price the number of shares of the Company which the Optionee would have owned or would have been entitled to receive, after the happening of any of the events described above, had the Option been exercised immediately prior to the happening of any of the events described or any record date with respect thereto. Any adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         6. Legend. The Optionee consents to the placement of any legend required by applicable state securities laws and of the following legends on each certificate representing the Stock:

                           "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, EXCHANGED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT IS THEN IN EFFECT WITH RESPECT THEREOF, OR A WRITTEN OPINION FROM COUNSEL ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED THEREWITH."

                           "THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN
                  RELIANCE ON PARAGRAPH (13) OF THE CODE SECTION 105-9 OF THE GEORGIA SECURITIES ACT OF 1973 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT."

         7. Assignment. The Option, without the prior written consent of the Company, may not be assigned or otherwise transferred other than by will or the laws of descent and may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

         8. No Shareholder Rights. The Optionee shall have no rights as a shareholder of the Company with respect to shares of Common Stock covered by this Option until payment for such shares shall have been made in full and until the date of issuance of a stock certificate for such shares.

         9. Miscellaneous.

                  (a) This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware (without giving effect to principles of conflicts of law).

                  (b) This Agreement may only be modified by a writing signed by each of the parties hereto.

                  (c) All notices hereunder shall be in writing and if to the Company, shall be delivered personally to the Secretary of the Company or mailed, by certified mail, return receipt requested or by guaranteed next business day delivery service to its principal office, addressed to the attention of the Secretary, and if to the Optionee, shall be delivered personally or mailed, by certified mail, return receipt requested or by guaranteed next business day delivery service to the address noted on the signature page of this Share Option Agreement. Either party may change its address for receipt of notices by advising the other party of such change in writing in accordance with the preceding sentence.

                  (d) This Agreement may be executed in one or more counterparts, each of which shall be an original, and both of which shall together constitute one and the same instrument.

                  (e) This Agreement and the Plan set forth the entire agreement between the Company and the Optionee with respect to the subject matter hereto and supercedes all prior understandings, whether oral or written.

                  (f) The Optionee acknowledges receipt of the attached copy of the Company's 1996 Stock Option Plan, and agrees to be bound by all of the terms and conditions thereof.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 4th day of February, 2003.

                                    BIOFIELD CORP.

                                    By: ________________________________________
                                        John D. Stephens, Senior Vice President
                                        and Chief Operating Officer



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                                    Address:

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